Jensen Quality Growth Fund

Schedule of Investments

August 31, 2021 (Unaudited)

Shares		Value
	COMMON STOCKS - 99.12%
	Air Freight & Logistics - 1.82%
971,000	United Parcel Service, Inc. - Class B	$189,956,730	1.82%	0.0182

	Beverages - 5.98%
3,995,000	PepsiCo, Inc.	624,778,050	5.98%	0.0598

	Commercial Services & Supplies - 2.04%
1,377,000	Waste Management, Inc.	213,586,470	2.04%	0.0204

	Food Products - 1.37%
2,480,000	General Mills, Inc.	143,368,800	1.37%	0.0137

	Health Care Equipment & Supplies - 9.72%
2,039,000	Becton Dickinson and Company	513,216,300
1,816,000	Stryker Corporation	503,213,600

		1,016,429,900	9.72%	0.0972

	Health Care Providers & Services - 4.13%
1,038,000	UnitedHealth Group, Inc.	432,088,260	4.13%	0.0413

	Hotels, Restaurants & Leisure - 3.10%
2,754,000	Starbucks Corporaption	323,567,460	3.10%	0.031

	Household Products - 2.21%
1,619,000	The Procter & Gamble Company	230,529,410	2.21%	0.0221

	Industrial Conglomerates - 4.83%
2,591,600	3M Company	504,688,184	4.83%	0.0483

	Insurance - 1.46%
971,000	Marsh & McLennan Companies, Inc.	152,641,200	1.46%	0.0146

	Interactive Media & Services - 7.56%
273,000	Alphabet, Inc. - Class A (a)	790,048,350	7.56%	0.0756

	IT Services - 15.08%
1,535,000	Accenture PLC - Class A (b)	516,619,600	4.94%
1,510,000	Automatic Data Processing, Inc.	315,650,400
1,391,000	Broadridge Financial Solutions, Inc.	239,558,020
3,944,000	Cognizant Technology Solutions Corporation - Class A	300,966,640
587,000	Mastercard, Inc. - Class A	203,237,010

		1,576,031,670	15.08%	0.1508

	Pharmaceuticals - 9.36%
3,318,000	Johnson & Johnson	574,445,340
8,755,000	Pfizer, Inc.	403,342,850

		977,788,190	9.36%	0.0936

	Professional Services - 3.49%
907,000	Equifax, Inc.	246,939,820
585,000	Verisk Analytics, Inc.	118,029,600

		364,969,420	3.49%	0.0349

	Semiconductors & Semiconductor Equipment - 2.20%
1,205,000	Texas Instruments, Inc.	230,046,550	2.20%	0.022

	Software - 11.53%
764,000	Intuit, Inc.	432,508,040
2,561,000	Microsoft Corporation	773,114,680

		1,205,622,720	11.53%	0.1153

	Specialty Retail - 4.19%
761,000	Home Depot, Inc.	248,222,980
2,604,600	The TJX Companies, Inc.	189,406,512

		437,629,492	4.19%	0.0419

	Technology Hardware, Storage & Peripherals - 4.69%
3,227,000	Apple, Inc.	489,955,410	4.69%	0.0469

	Textiles, Apparel & Luxury Goods - 4.36%
2,767,000	NIKE, Inc. - Class B	455,835,580	4.36%	0.0436

	Total Common Stocks (Cost $4,845,265,223)	10,359,561,846	99.1212%	0.9912

	Short-Term Investment - 0.78%
	Money Market Fund - 0.78%
81,393,863	First American Treasury Obligations Fund - Class X, 0.013% (c)	81,393,863

	Total Short-Term Investment (Cost $81,393,863)	81,393,863	0.78%	0.007788

	Total Investments (Cost $4,926,659,086) - 99.90%	10,440,955,709	99.90%	0.999
	Other Assets in Excess of Liabilities - 0.10%	10,451,925	0.10%	0.001

	TOTAL NET ASSETS - 100.00%	$10,451,407,634	100.00%	1	x

	Percentages are stated as a percent of net assets.

(a) (b) (c)

Non-income producing security.

Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 4.94% as a percentage of net assets.

Variable rate security. Rate listed is the 7-day effective yield as of August 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying footnotes are an integral part of the Financial Statements

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Notes to Schedule of Investments

August 31, 2021 (Unaudited)

Jensen Quality Growth Fund

Fair Value Measurement

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The three levels of the fair value hierarchy are as follows:

Level 1 -	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2 -

Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3 -	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of August 31, 2021, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common Stocks*	$10,359,561,846	$10,359,561,846	$-	$-
Total Money Market Fund	81,393,863	81,393,863	-	-
Total Investments	$10,440,955,709	$10,440,955,709	$-	$-

* For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the period ended August 31, 2021 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting period.